EXHIBIT 99.1

NextTrip’s JOURNY to Debut Original Food & Travel Series TIDE, Exclusively on JOURNY Streaming and VOD Platforms

Sponsored Series that Combines Cultural Discovery with the Art of Dining and Immersive Storytelling Aboard Sea Cloud Cruises Expected to Debut Spring 2026

Santa Fe, NM – October 8, 2025 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” “we,” “our,” or the “Company”), a technology-forward travel company redefining how people discover, plan, and book travel, today announced the production of TIDE, a vibrant new original series set to premiere exclusively across JOURNY’s streaming and Video-on-Demand (“VOD”) platforms. Sponsored by luxury cruise line Sea Cloud Cruises, the series combines cultural discovery with the art of dining, delivering immersive storytelling that connects audiences to destinations in a fresh and flavorful way.

At the heart of TIDE is the belief that “every port tells a story, and every story ends on a plate.” Each episode follows charismatic chefs as they step ashore to explore vibrant markets, family farms, cafés, workshops, and hidden gems, gathering ingredients and inspiration that fuel one-of-a-kind pop-up dining experiences onboard. These meals, served on deck against stunning backdrops, offer passengers an unforgettable blend of storytelling, culture, and cuisine.

The debut episode, filmed aboard the Sea Cloud Spirit in the British Virgin Islands, stars Chef Ben Robinson, internationally recognized for his appearances on Bravo’s Below Deck franchise and his culinary artistry honed at world-renowned restaurants such as The Fat Duck in the UK. This exclusive 7-night culinary voyage, part of Sea Cloud’s Cultivated Journeys series, sets sail from St. Maarten roundtrip, January 25 to February 1, 2026, aboard the 136-guest Sea Cloud Spirit. This immersive Caribbean itinerary sails across six idyllic islands, including St. Barth, Antigua, Virgin Gorda, Jost van Dyke, and Norman Island, offering a perfect mix of full-day sails, curated onshore exploration, and unforgettable onboard experiences. Throughout the journey, guests will be treated to live culinary showcases, personal storytelling, and exclusive tasting events with Chef Ben, all set aboard a majestic three-masted windjammer.

Sea Cloud Cruises President and CEO North America Mirell Reyes Statement

“We are excited to partner with JOURNY TV on their compelling original series TIDE, which celebrates cultural discovery through the art of dining. Filmed on board the Sea Cloud Spirit across the British Virgin Islands and featuring Chef Ben Robinson of Below Deck, this episode offers a luxurious opportunity to showcase the Sea Cloud Cruises experience. We are confident this collaboration is going to be a tremendous success.”

Chef Ben Robinson Statement

“I’m thrilled to be filming TIDE series aboard the Sea Cloud Spirit in the breathtaking British Virgin Islands. Sea Cloud Cruises offers such a luxurious and intimate sailing experience, which makes it the perfect setting to explore how food connects us to culture. Partnering with JOURNY TV to share this experience means viewers everywhere can come aboard with us and discover the flavors, stories, and spirit of these islands.”

Ian Sharpe, COO of NextTrip Media

“From start to finish, TIDE showcases the power of JOURNY, powered by NextTrip. This original series is not only produced by our award-winning production team at Save Your Day Films, but also fully funded by stakeholders who benefit from the advertising exposure and brand alignment that JOURNY uniquely delivers. It’s a clear demonstration of our model in action: creating original content that entertains and inspires while providing partners with measurable marketing value and global reach across JOURNY’s streaming, VOD, and wider NextTrip Media platforms. This is what sets JOURNY apart, authentic storytelling that drives consumer engagement and meaningful business outcomes.”

Looking Ahead

The launch of TIDE marks the beginning of an expanded slate of JOURNY Originals that will explore the intersection of travel, food, and culture. With additional series already in development, JOURNY will continue leveraging its stakeholder-funded model to produce world-class content that entertains audiences and drives measurable value for partners. Through exclusive programming, expanded distribution, and seamless integration with NextTrip’s booking platforms, JOURNY is solidifying its role as the top-of-funnel leader in travel media, transforming inspiration into action.

About Sea Cloud Cruises

Since 1979, Sea Cloud Cruises has been one of the world’s most storied names in cruise travel. The 90-year-old four-masted Sea Cloud, her younger sister Sea Cloud II, and new Sea Cloud Spirit combine the experience of traditional seamanship with the ambience and luxurious charm of classically elegant private yachts. Berlitz Cruise Guide regularly ranks Sea Cloud and Sea Cloud II among the top five cruise ships in the world. For more information on Sea Cloud Cruises, contact your travel advisor, call 1-888-732-2568, e-mail reservations@seacloud.com or visit www.seacloud.com.

About Chef Ben Robinson

Chef Ben Robinson is accomplished both on land and at sea, with training under Italian master chefs in Florence and an apprenticeship at Heston Blumenthal’s three-Michelin-starred The Fat Duck. He spent over a decade as a head chef aboard superyachts, including the world’s largest sailing yacht. Known to millions as the “OG” of Below Deck, Below Deck Mediterranean, and Galley Talk, Chef Ben is also a fixture on The Food Network and a sought-after caterer across the U.S. With his unique perspective as both chef and Certified Health Coach, he combines culinary artistry with wellness, surprising clients with tailor-made experiences that highlight food as nourishment, medicine, and art.

About NextTrip

NextTrip, Inc. (NASDAQ: NTRP) is redefining travel at the intersection of media and technology through a vertically integrated ecosystem that combines immersive content, smart booking tools, and premium services to inspire travelers first and seamlessly convert that inspiration into bookings. Powered by its proprietary NXT2.0 engine, NextTrip offers solutions across luxury hotels, cruises, group travel, and vacation packages, anchored by Five Star Alliance, featuring 5,000+ of the world’s finest properties, and TA Pipeline, a leading group travel and agent booking platform for Mexico and the Caribbean. At the top of the funnel, JOURNY reaches millions of consumers through streaming platforms, delivering travel inspiration and discovery, while Travel Magazine serves as a powerful mid-funnel anchor, deepening engagement through editorial content and guiding audiences toward high-value bookings, together creating a unique “content-to-commerce” model that drives transactions for travelers and measurable results for industry partners. NextTrip’s proposition, Watch. Scan. Book. Go., captures its mission to transform inspiration into action. For more information, visit www.nexttrip.com.

Forward-Looking Statement Disclaimer

This announcement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. For example, statements regarding the Company’s financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about future activities are all forward-looking statements. These statements are generally accompanied by words such as “intend,” anticipate,” “believe,” “estimate,” “potential(ly),” “continue,” “forecast,” “predict,” “plan,” “may,” “will,” “could,” “would,” “should,” “expect” or the negative of such terms or other comparable terminology.

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The Company believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, based on information available to it on the date hereof, but the Company cannot provide assurances that these assumptions and expectations will prove to have been correct or that the Company will take any action that the Company may presently be planning. However, these forward-looking statements are inherently subject to known and unknown risks and uncertainties. Actual results or experience may differ materially from those expected or anticipated in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies, available cash resources, competition from other similar businesses, and market and general economic factors.

Readers are urged to read the risk factors set forth in the Company’s filings with the United States Securities and Exchange Commission at https://www.sec.gov. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

NextTrip, Inc

Richard Marshall

Director of Corporate Development

Richard.Marshall@nextTrip.com

Sea Cloud Cruises

Michael Hicks

786-261-1448

Michael.hickspr@gmail.com

MZ Group - MZ North America

Chris Tyson

Executive Vice President

949-491-8235

NTRP@mzgroup.us

www.mzgroup.us

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